UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 15, 2021

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in our Annual Report on Form 10-K for the year ended December 31, 2020, filed on March 1, 2021, on March 16, 2020, we completed our acquisition of a natural gas distribution company consisting of Peoples Natural Gas Company LLC, Peoples Gas Company LLC, Peoples Gas West Virginia, Inc., Peoples Gas Kentucky, Inc., and Delta Natural Gas Company Inc., expanding the Company’s regulated utility business to include natural gas distribution. This acquisition is referred to as the “Peoples Gas Acquisition,” and collectively these businesses are referred to as “Peoples.” Prior to the acquisition, LDC Funding LLC, a Delaware limited liability company (“LDC Funding”), was the ultimate parent of Peoples.

We previously (i) reported the Peoples Gas Acquisition and (ii) filed:

•	the historical audited consolidated balance sheets of LDC Funding as of December 31, 2019 and 2018, and the related audited consolidated statements of income and comprehensive income, member’s equity and cash flows for each of the three years ended December 31, 2019, together with the notes thereto and Independent Auditors’ Report thereon (the “Peoples Gas Financials”) and

•	unaudited pro forma consolidated combined financial statements of the Company reflecting the Peoples Gas Acquisition for the year ended December 31, 2019 and for the six months ended June 30, 2020 on our Current Report on Form 8-K filed on March 16, 2020, as amended by the Current Reports on Form 8-K/A filed on March 18, 2020, April 13, 2020 and August 10, 2020.

We are filing this Current Report on Form 8-K to provide the Peoples Gas Financials and updated unaudited pro forma consolidated combined financial statements of the Company reflecting the Peoples Gas Acquisition for the year ended December 31, 2020.

Item 8.01	Other Events

This Current Report on Form 8-K is being filed to provide (a) the Peoples Gas Financials and (b) the unaudited pro forma consolidated combined financial statements of the Company reflecting the Peoples Gas Acquisition for the year ended December 31, 2020.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Filed as Exhibit 99.1 and incorporated in this Item 9.01 by reference are the historical audited consolidated balance sheets of LDC Funding as of December 31, 2019 and 2018, and the related audited consolidated statements of income and comprehensive income, member’s equity and cash flows for each of the three years ended December 31, 2019, together with the notes thereto and Independent Auditors’ Report thereon.

(b) Pro Forma Financial Information.

Filed as Exhibit 99.2 is the unaudited pro forma consolidated combined financial statements of the Company reflecting the Peoples Gas Acquisition for the year ended December 31, 2020. Such financial statements are incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated balance sheets of LDC as of December 31, 2019 and 2018, and the related audited consolidated statements of income and comprehensive income, member’s equity and cash flows for each of the three years ended December 31, 2019, together with the notes thereto and Independent Auditors’ Report thereon

99.2	Unaudited pro forma consolidated combined financial statements reflecting the Peoples Gas Acquisition

104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2021	Essential Utilities, Inc.

	By:	/s/ Christopher P. Luning
Christopher P. Luning
Executive Vice President, General Counsel and Secretary